YieldMax R2000 0DTE Covered Call Strategy ETF

Schedule of Investments

April 30, 2026 (Unaudited)

PURCHASED OPTIONS - 89.5%(a)(b)(c)	Notional Amount	Contracts	Value
Call Options - 89.5%
Russell 2000 Index, Expiration: 12/18/2026; Exercise Price: $310.26(d)	$15,399,478	55	$13,584,945

TOTAL PURCHASED OPTIONS (Cost $12,484,093)			13,584,945

SHORT-TERM INVESTMENTS - 6.5%
Money Market Funds - 6.2%	Shares	Value
First American Government Obligations Fund - Class X, 3.58%(e)	937,815	937,815

U.S. Treasury Bills - 0.3%	Principal Amount	Value
U.S. Treasury Bill, 5/12/2026, 3.32%(f)	$40,000	39,957

TOTAL SHORT-TERM INVESTMENTS (Cost $977,772)		977,772

TOTAL INVESTMENTS - 96.0% (Cost $13,461,865)		$14,562,717
Other Assets in Excess of Liabilities - 4.0%		614,611
TOTAL NET ASSETS - 100.0%		$15,177,328

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	Non-income producing security.
(d)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
(e)	The rate shown represents the 7-day annualized effective yield as of April 30, 2026.
(f)	The rate shown is the annualized effective yield as of April 30, 2026.